UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2016

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	000-55528	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37TH FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On December 22, 2016, Bain Capital Specialty Finance, Inc. (the “Company”), entered into a revolving credit agreement (the “Revolving Credit Agreement”) with the Company as the borrower, BCSF Holdings, L.P. (the “Fund”), and BCSF Holdings Investors, L.P., and Sumitomo Mitsui Banking Corporation, as Sole Lead Arranger, Administrative Agent, Letter of Credit Issuer and Lender (“SMBC”). The Revolving Credit Agreement is effective as of December 22, 2016.

The maximum commitment amount under the Revolving Credit Agreement is $150,000,000, and may be increased up to $350,000,000 with the consent of SMBC or reduced upon request of the Company. Proceeds of the Loans and the Letters of Credit under the Revolving Credit Agreement may be used for any purpose permitted under the Company’s organizational documents, including general corporate purposes such as the making of investments.

The maturity date is the earliest of: (a) the Stated Maturity Date (December 22, 2019); (b) the date upon which SMBC declares the obligations, or the obligations become, due and payable after the occurrence of an event of default under the credit facility; (c) the date upon which the Company terminates the commitments under the credit facility and (d) 45 days prior to the earlier of (1) the date upon which the commitment period under the subscription agreements of the Company or the Fund terminates and (2) the date upon which the ability to make capital calls and receive capital contributions otherwise terminates.

The Revolving Credit Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

The description above is only a summary of the material provisions of the Revolving Credit Agreement and is qualified in its entirety by reference to a copy of the Revolving Credit Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03.                                        Creation of Direct Financial Obligation

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Revolving Credit Agreement, dated December 22, 2016, by and among Company as the Borrower, BCSF Holdings, L.P., as the Feeder Fund, and BCSF Holdings Investors, L.P., as the Feeder Fund General Partner and  Sumitomo Mitsui Banking Corporation, as Sole Lead Arranger, Administrative Agent, Letter of Credit Issuer and Lender.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Specialty Finance, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: December 23, 2016	By:	/s/ Ranesh Ramanathan
	Name:	Ranesh Ramanathan
	Title:	Secretary

3